SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 22, 2003




Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600




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                                      - 2 -

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

On July 22, 2003, Consolidated Edison, Inc. (the "Company") entered into (i) an underwriting agreement with Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives for the underwriters named therein for the sale of $200 million aggregate principal amount of the Company's 3.625% Debentures, Series 2003 A (the "2003 A Debentures"). The 2003 A Debentures were registered under the Securities Act of 1933 pursuant to Registration Statement on Form S-3 (No. 333-102005, declared effective January 17, 2003) relating to $775,000,000 aggregate principal amount of unsecured debt securities of the Company, of which $275 million has been carried over from Registration Statement No. 333-72264. Copies of the underwriting agreement and the definitive form of the Debentures are filed as exhibits to this report.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


See Exhibit Index.

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                                    SIGNATURE





        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONSOLIDATED EDISON, INC.



                                     By  /s/   Edward J. Rasmussen
                                               Edward J. Rasmussen
                                               Vice President and Controller



DATE: July 25, 2003


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                                Index to Exhibits

                                                                 Sequential Page
                                                                 Number at which
Exhibit               Description                                Exhibit Begins

1       Underwriting Agreement relating to the 2003 A Debentures.

4       Form of the 2003 A Debentures.